Fees Summary	Jun. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 75,000,000.00
Previously Paid Amount	5,552.91
Total Fee Amount	11,482.50
Total Offset Amount	5,929.59
Net Fee	$ 0.00